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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-46654, No. 33-46656, No. 33-73056, and No.
33-15609) of Little Switzerland, Inc. of our report dated September 7, 2001 relating to the financial statements, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

New York, New York
September 7, 2001